Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Tom Barth	Rick Lacroix
Progress Software	Progress Software
+1 781 280 4135	+1 781 280 4604
tobarth@progress.com	rlacroix@progress.com

Progress Software Reports Strong 2013 Fiscal Second Quarter Results

BEDFORD, MA, June 26, 2013 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced strong results for its fiscal second quarter ended May 31, 2013.

As previously announced on June 13, 2013, the company entered into a definitive purchase and sale agreement to divest the Apama product line. The sale is expected to close in July. As a result, the Apama product line results are reported in discontinued operations for all periods presented.

Revenue from continuing operations was $81.7 million compared to $74.1 million, a year over year increase of 12% on a constant currency basis, or an increase of 10% using actual exchange rates.

Additional financial highlights included:

On a GAAP basis in the fiscal second quarter of 2013:

•	Income from operations was $14.4 million compared to $12.8 million in the same quarter last year;

•	Income from continuing operations was $8.1 million compared to $8.9 million in the same quarter last year;

•	Net income was $3.9 million compared to $(1.9) million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.15 compared to $0.14 in the same quarter last year.

On a non-GAAP basis in the fiscal second quarter of 2013:

•	Income from operations was $23.7 million compared to $25.2 million in the same quarter last year;

•	Operating margin was 29% compared to 34% in the same quarter last year;

•	Income from continuing operations was $15.0 million compared to $17.3 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.27 compared to $0.27 in the same quarter last year.

Phil Pead, President and Chief Executive Officer of Progress Software, said, “Our focus this year has been on improving the operating performance of the company and building a foundation for future revenue growth.  We are pleased that we remain on track to achieve efficiencies previously outlined and that revenue growth is beginning to take hold. The second fiscal quarter results reflect our efforts to energize our customer and partner base through improved product functionality and targeted marketing activities. In addition, we benefited from closing a number of opportunities sooner than expected.”

Pead added, “We are now singularly focused on becoming a leader in the application platform as a service market and while our strong second quarter results demonstrate good progress, our opportunities for continued revenue growth in the future will be driven by increasing the investment in our business."

Other fiscal second quarter 2013 metrics and recent results included:

•	Completion in May 2013 of the previously announced and implemented 10b5-1 plan to repurchase $250.0 million of common stock by June 30, 2013;

•	Cash, cash equivalents and short-term investments were $255.8 million;

•	Cash flows from operations were $13.6 million, a decrease from $15.2 million in the same quarter in fiscal year 2012; and

•	DSO from continuing operations was 56 days, compared to 65 days in the fiscal first quarter of 2013.

Earlier this month, Progress launched its new Progress Pacific platform. As part of this, Progress acquired Saratoga, CA-based Rollbase, Inc., a privately held platform-as-a-service vendor which provides innovative technology that enables powerful applications to be built using point-and-click, drag-and-drop tools in a standard browser. Also in June, Progress announced OpenEdge 11.3, the latest version of its flagship application development platform. The new version brings together leading business process management (BPM) and business rules management system (BRMS) capabilities to dramatically streamline business processes and accelerate developer productivity.

Supplemental Quarterly Information

In the financial tables at the end of this release, we have provided quarterly Condensed Consolidated Statements of Income adjusted for the classification of the Apama product line to discontinued operations for the three months ended February 29, 2012, August 31, 2012, November 30, 2012 and February 28, 2013, respectively. We have also provided Reconciliations of GAAP to Non-GAAP Financial Measures for the same time periods, also adjusted for the classification of the Apama product line to discontinued operations.

Business Outlook

Progress Software provides the following guidance for the fiscal third quarter ending August 31, 2013:

•	On a constant currency basis, revenue is expected to be between 2% and 4% growth compared to the fiscal third quarter of 2012; and

•	Non-GAAP operating margin is expected to be in the range of 24% to 26%.

The non-GAAP operating margin guidance excludes the items we traditionally exclude from our non-GAAP reporting metrics: amortization of intangible assets of $0.8 million, stock-based compensation of $4.5 million to $5.0 million, and $0.7 million of acquisition related costs, for a GAAP operating margin in the range of 16% to 18%.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal second quarter of 2013 will be broadcast live at 5:00 p.m. ET on Wednesday, June 26, 2013 on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-438-5519, pass code 9239124. The conference call will include only brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K filed with the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's strategic plan and its planned product divestiture and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress's strategic plan and product development initiatives; (2) disruption caused by implementation of the strategic plan on relationships with employees, customers, ISVs, other channel partners, vendors and other business partners; (3) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (4) Progress' ability to complete the proposed divestiture of its Apama product line on a timely basis, if at all; (5) Progress's ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (6) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (7) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (8) the receipt and shipment of new orders; (9) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (10) the timely release of enhancements to Progress's products and customer acceptance of new products; (11) the positioning of Progress's products in its existing and new markets; (12) variations in the demand for professional services and technical support; (13) Progress's ability to penetrate international markets and manage its international operations; and (14) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2012 and its Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(In thousands, except per share data)	May 31, 2013	May 31, 2012	% Change	May 31, 2013	May 31, 2012	% Change
Revenue:
Software licenses	$29,347	$20,506	43%	$59,254	$50,179	18%
Maintenance and services	52,358	53,622	(2)%	106,184	106,420	—%
Total revenue	81,705	74,128	10%	165,438	156,599	6%
Costs of revenue:
Cost of software licenses	1,356	1,357	—%	3,446	2,743	26%
Cost of maintenance and services	6,990	7,114	(2)%	14,640	14,039	4%
Amortization of acquired intangibles	143	139	3%	282	383	(26)%
Total costs of revenue	8,489	8,610	(1)%	18,368	17,165	7%
Gross profit	73,216	65,518	12%	147,070	139,434	5%
Operating expenses:
Sales and marketing	25,890	19,373	34%	54,532	42,115	29%
Product development	14,671	10,387	41%	28,293	20,699	37%
General and administrative	14,064	18,014	(22)%	28,730	33,414	(14)%
Amortization of acquired intangibles	167	208	(20)%	338	415	(19)%
Restructuring expenses	2,766	4,736	(42)%	3,726	4,736	(21)%
Acquisition-related expenses	1,272	—	100%	1,272	215	492%
Total operating expenses	58,830	52,718	12%	116,891	101,594	15%
Income from operations	14,386	12,800	12%	30,179	37,840	(20)%
Other (expense) income, net	(292)	249	(217)%	(840)	519	(262)%
Income from continuing operations before income taxes	14,094	13,049	8%	29,339	38,359	(24)%
Provision for income taxes	5,952	4,194	42%	11,384	13,644	(17)%
Income from continuing operations	8,142	8,855	(8)%	17,955	24,715	(27)%
Income (loss) from discontinued operations, net	(4,232)	(10,763)	61%	17,073	(19,134)	189%
Net income	$3,910	$(1,908)	305%	$35,028	$5,581	528%

Earnings per share:
Basic:
Continuing operations	$0.15	$0.14	7%	$0.32	$0.39	(18)%
Discontinued operations	(0.08)	(0.17)	53%	0.30	(0.31)	197%
Net income per share	$0.07	$(0.03)	333%	0.62	$0.09	589%
Diluted:
Continuing operations	$0.15	$0.14	7%	$0.31	$0.39	(21)%
Discontinued operations	(0.08)	(0.17)	53%	0.30	(0.30)	200%
Net income per share	$0.07	$(0.03)	333%	$0.61	$0.09	578%
Weighted average shares outstanding:
Basic	54,919	63,051	(13)%	56,410	62,598	(10)%
Diluted	55,736	63,051	(12)%	57,244	63,641	(10)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	May 31, 2013	November 30, 2012
Assets
Current assets:
Cash, cash equivalents and short-term investments	$255,804	$355,217
Accounts receivable, net	50,772	70,793
Other current assets	40,036	32,779
Assets held for sale	11,236	68,029
Total current assets	357,848	526,818
Property and equipment, net	59,352	63,071
Goodwill and intangible assets, net	235,870	231,229
Other assets	58,023	63,859
Total assets	$711,093	$884,977
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$59,281	$110,944
Short-term deferred revenue	102,094	103,925
Liabilities held for sale	4,012	25,285
Total current liabilities	165,387	240,154
Long-term deferred revenue	1,293	2,817
Other long-term liabilities	2,175	3,607
Shareholders’ equity:
Common stock and additional paid-in capital	232,838	300,333
Retained earnings	309,400	338,066
Total shareholders’ equity	542,238	638,399
Total liabilities and shareholders’ equity	$711,093	$884,977

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Six Months Ended
(In thousands)	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
Cash flows from operating activities:
Net income	$3,910	$(1,908)	$35,028	$5,581
Depreciation and amortization	4,076	8,417	7,477	16,979
Stock-based compensation	5,881	6,669	10,787	13,760
Net gains on sales of dispositions	—	—	(35,106)	—
Other non-cash adjustments	726	644	(2,201)	1,003
Changes in operating assets and liabilities	(952)	1,338	(27,403)	16,366
Net cash flows from operating activities	13,641	15,160	(11,418)	53,689
Capital expenditures	(1,488)	(2,199)	(2,386)	(6,141)
Redemptions and sales of auction-rate-securities	—	—	25	225
Issuances of common stock, net of repurchases	(64,025)	6,514	(144,094)	20,487
Payments for acquisitions, net of cash acquired	(9,450)	—	(9,450)	—
Proceeds from divestitures, net	—	—	73,381	—
Other	(4,249)	(6,391)	(5,471)	(1,428)
Net change in cash, cash equivalents and short-term investments	(65,571)	13,084	(99,413)	66,832
Cash, cash equivalents and short-term investments, beginning of period	321,375	315,164	355,217	261,416
Cash, cash equivalents and short-term investments, end of period	$255,804	$328,248	$255,804	$328,248

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	YTD 2013	YTD 2012
License	$29,673	$20,506	$22,637	$33,810	$29,907	$29,347	$59,254	$50,179
Maintenance	50,165	51,350	50,285	50,891	51,456	50,419	101,875	101,515
Professional services	2,633	2,272	1,449	1,941	2,370	1,939	4,309	4,905
Total revenue	$82,471	$74,128	$74,371	$86,642	$83,733	$81,705	$165,438	$156,599

Revenue from continuing operations by Region

(In thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	YTD 2013	YTD 2012
North America	$36,742	$32,190	$34,548	$39,179	$39,309	$37,540	$76,849	$68,932
EMEA	33,508	30,689	28,155	33,214	32,548	33,481	66,029	64,197
Latin America	7,386	6,660	6,905	7,384	6,822	6,526	13,348	14,046
Asia Pacific	4,835	4,589	4,763	6,865	5,054	4,158	9,212	9,424
Total revenue	$82,471	$74,128	$74,371	$86,642	$83,733	$81,705	$165,438	$156,599

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended		Six Months Ended
(In thousands, except per share data)	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
GAAP income from operations	$14,386	$12,800	$30,179	$37,840
GAAP operating margin	18%	17%	18%	24%
Amortization of acquired intangibles	310	347	620	798
Stock-based compensation (1)	4,981	4,581	9,470	9,299
Restructuring expenses	2,766	4,736	3,726	4,736
Acquisition-related expenses	1,272	—	1,272	215
Litigation settlement	—	—	—	900
Proxy contest-related costs	—	2,766	—	3,238
Total operating adjustments	9,329	12,430	15,088	19,186
Non-GAAP income from operations	$23,715	$25,230	$45,267	$57,026
Non-GAAP operating margin	29%	34%	27%	36%

GAAP income from continuing operations	$8,142	$8,855	$17,955	$24,715
Operating adjustments (from above)	9,329	12,430	15,088	19,186
Income tax adjustment	(2,464)	(3,959)	(4,169)	(4,770)
Total income from continuing operations adjustments	6,865	8,471	10,919	14,416
Non-GAAP income from continuing operations	$15,007	$17,326	$28,874	$39,131

GAAP diluted earnings per share from continuing operations	$0.15	$0.14	$0.31	$0.39
Income from continuing operations adjustments (from above)	0.12	0.13	0.19	0.23
Non-GAAP diluted earnings per share from continuing operations	$0.27	$0.27	$0.50	$0.61

Diluted weighted average shares outstanding	55,736	63,051	57,244	63,641

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$158	$204	$367	$432
Sales and marketing	881	892	1,920	2,147
Product development	1,225	703	2,688	1,514
General and administrative	2,717	2,782	4,495	5,206
Stock-based compensation from continuing operations	$4,981	$4,581	$9,470	$9,299

	Three Months Ended		Six Months Ended
(In thousands, except per share data)	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
GAAP costs of revenue	$8,489	$8,610	$18,368	$17,165
GAAP operating expenses	58,830	52,718	116,891	101,594
GAAP expenses	67,319	61,328	135,259	118,759
Operating adjustments (from above)	9,329	12,430	15,088	19,186
Non-GAAP expenses	$57,990	$48,898	$120,171	$99,573

SUPPLEMENTAL QUARTERLY INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (2)

	Three Months Ended
(In thousands, except per share data)	February 29, 2012	August 31, 2012	November 30, 2012	February 28, 2013
Revenue:
Software licenses	$29,673	$22,637	$33,810	$29,907
Maintenance and services	52,798	51,734	52,832	53,826
Total revenue	82,471	74,371	86,642	83,733
Costs of revenue:
Cost of software licenses	1,385	1,375	1,659	2,090
Cost of maintenance and services	6,925	7,974	7,865	7,650
Amortization of acquired intangibles	244	139	138	139
Total costs of revenue	8,554	9,488	9,662	9,879
Gross profit	73,917	64,883	76,980	73,854
Operating expenses:
Sales and marketing	22,742	24,970	31,753	28,642
Product development	10,312	12,631	11,113	13,622
General and administrative	15,400	14,375	14,200	14,666
Amortization of acquired intangibles	207	207	198	171
Restructuring expenses	—	1,411	1,057	960
Acquisition-related expenses	215	—	—	—
Total operating expenses	48,876	53,594	58,321	58,061
Income from operations	25,041	11,289	18,659	15,793
Other (expense) income, net	270	357	(680)	(548)
Income from continuing operations before income taxes	25,311	11,646	17,979	15,245
Provision for income taxes	9,450	3,902	5,485	5,432
Income from continuing operations	15,861	7,744	12,494	9,813
Income (loss) from discontinued operations, net	(8,372)	(1,906)	23,531	21,305
Net income	$7,489	$5,838	$36,025	$31,118

Earnings per share:
Basic:
Continuing operations	$0.26	$0.12	$0.20	$0.17
Discontinued operations	(0.13)	(0.03)	0.37	0.37
Net income per share	$0.12	$0.09	0.57	$0.54
Diluted:
Continuing operations	$0.25	$0.12	$0.20	$0.17
Discontinued operations	(0.13)	(0.03)	0.37	0.36
Net income per share	$0.12	$0.09	$0.57	$0.53
Weighted average shares outstanding:
Basic	62,145	63,469	62,859	57,901
Diluted	63,130	64,105	63,576	58,752

(2) As adjusted to reflect the classification of the Apama product line as discontinued operations.

SUPPLEMENTAL QUARTERLY INFORMATION
RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (2)

	Three Months Ended
(In thousands, except per share data)	February 29, 2012	August 31, 2012	November 30, 2012	February 28, 2013
GAAP income from operations	$25,041	$11,289	$18,659	$15,793
GAAP operating margin	30%	15%	22%	19%
Amortization of acquired intangibles	451	346	336	310
Stock-based compensation (3)	4,718	4,759	4,103	4,489
Restructuring expenses	—	1,411	1,057	960
Acquisition-related expenses	215	—	—	—
Litigation settlement	900	—	—	—
Proxy contest-related costs	472	21	—	—
Total operating adjustments	6,756	6,537	5,496	5,759
Non-GAAP income from operations	$31,797	$17,826	$24,155	$21,552
Non-GAAP operating margin	39%	24%	28%	26%

GAAP income from continuing operations	$15,861	$7,744	$12,494	$9,813
Operating adjustments (from above)	6,756	6,537	5,496	5,759
Income tax adjustment	(811)	(1,916)	(2,027)	(1,705)
Total income from continuing operations adjustments	5,945	4,621	3,469	4,054
Non-GAAP income from continuing operations	$21,806	$12,365	$15,963	$13,867

GAAP diluted earnings per share from continuing operations	$0.25	$0.12	$0.20	$0.17
Income from continuing operations adjustments (from above)	0.09	0.07	0.05	0.07
Non-GAAP diluted earnings per share from continuing operations	$0.35	$0.19	$0.25	$0.24

Diluted weighted average shares outstanding	63,130	64,105	63,576	58,752

(3) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$228	$157	$145	$209
Sales and marketing	1,255	701	426	1,039
Product development	811	861	795	1,463
General and administrative	2,424	3,040	2,737	1,778
Stock-based compensation from continuing operations	$4,718	$4,759	$4,103	$4,489

	Three Months Ended
(In thousands, except per share data)	February 29, 2012	August 31, 2012	November 30, 2012	February 28, 2013
GAAP costs of revenue	$8,554	$9,488	$9,662	$9,879
GAAP operating expenses	48,876	53,594	58,321	58,061
GAAP expenses	57,430	63,082	67,983	67,940
Operating adjustments (from above)	6,756	6,537	5,496	5,759
Non-GAAP expenses	$50,674	$56,545	$62,487	$62,181

(2) As adjusted to reflect the classification of the Apama product line as discontinued operations.